Exhibit 4.2

AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY: COUNTERSIGNED AND REGISTERED: PRESIDENT AND CHIEF EXECUTIVE OFFICER transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: SCIENTIFIC GAMES CORPORATION FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE, OF is the owner of THIS CERTIFIES THAT INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA SCIENTIFIC GAMES CORPORATION CUSIP 80874P 10 9 See reverse for certain definitions COMMON STOCK COMMON STOCK SHARES EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND CORPORATE SECRETARY PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE. LOGO PRINTS IN BLACK, PMS 301 BLUE AND PMS 185 RED. ABnote North America 711 ARMSTRONG LANE, COLUMBIA, TN 38401 (931) 388-3003 SALES: HOLLY GRONER 931-490-7660 NEW WO - 17000237 FACE OPERATOR: DKS SCIENTIFIC GAMES CORPORATION PROOF OF: DECEMBER 6, 2017

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REDEMPTION AND OTHER RESTRICTIONS PURSUANT TO THE COMPANY’S ARTICLES OF INCORPORATION AND BYLAWS, EACH AS AMENDED, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY, AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND AND ARE, OR MAY BECOME, SUBJECT TO RESTRICTIONS IMPOSED BY APPLICABLE GAMING LAWS, REGULATIONS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON OWNERSHIP, VOTING, DISTRIBUTIONS AND TRANSFER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Scientific Games Corporation (the “Company”) and American Stock Transfer & Trust Company, as Rights Agent, dated as of , 2017, and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person or any Affiliate or Associate thereof (in each case as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable. Signature(s) Guaranteed: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Dated Corporation with full power of substitution in the premises. to transfer the said stock on the books of the within-named Attorney hereby irrevocably constitute and appoint of the capital stock represented by the within Certificate, and do Shares PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received hereby sell, assign and transfer unto UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common – – – The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF ABnote North America 711 ARMSTRONG LANE, COLUMBIA, TN 38401 (931) 388-3003 SALES: HOLLY GRONER 931-490-7660 REV. 1 WO - 17000237 BACK OPERATOR: DKS/HG SCIENTIFIC GAMES CORPORATION PROOF OF: DECEMBER 20, 2017